UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020 (May 14, 2020)

ConocoPhillips

(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

925 N. Eldridge Parkway Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (281) 293-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value Per Share	COP	New York Stock Exchange
7% Debentures due 2029	CUSIP-718507BK1	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	DEPARTURE OF DIRECTOR OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 14, 2020, Don E. Wallette, Jr. announced his decision to retire as executive vice president and chief financial officer of ConocoPhillips.  Mr. Wallette will remain in his position as executive vice president and chief financial officer until August 31, 2020.

In connection with Mr. Wallette’s retirement, at a meeting held on May 18, 2020, the Board of Directors of ConocoPhillips appointed William L. Bullock, Jr., currently President, Asia Pacific & Middle East, to serve as executive vice president and chief financial officer, effective September 1, 2020, to succeed Mr. Wallette. The press release issued by ConocoPhillips on May 20, 2020 announcing these changes is filed as Exhibit 99.1 hereto and incorporated herein by reference.

The information regarding Mr. Bullock required under Items 401(b), (d) and (e) of Regulation S-K is included under “Information About our Executive Officers” on page 29 of ConocoPhillips’ Annual Report on Form 10-K for the year ending December 31, 2019, as filed with the Securities and Exchange Commission (the “SEC”) on February 18, 2020, and is incorporated herein by reference. There are no arrangements or understandings pursuant to which Mr. Bullock was selected for his position. The information regarding Mr. Bullock required under Item 404(a) of Regulation S-K is included under “Related Party Transactions” on page 22 of ConocoPhillips’ Proxy Statement relating to its 2020 Annual Meeting of Stockholders (the “Proxy Statement”), as filed with the SEC on March 30, 2020, and is incorporated herein by reference. There have been no additional related party transactions involving Mr. Bullock (or any of his immediate family members) during the period since December 31, 2019.

Mr. Bullock will participate in the compensation programs described under “Compensation Discussion and Analysis” beginning on page 51 of the Proxy Statement, which description is incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release issued by ConocoPhillips on May 20, 2020
104	Cover Page Interactive Data File (formatted as Inline XBRL and filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

/s/ Kelly B. Rose
May 20, 2020	Kelly B. Rose Senior Vice President, Legal, General Counsel and Corporate Secretary